UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2017

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	001-37658	11-2708279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York		11901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 208-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 1, 2017, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated June 26, 2016 (the “Merger Agreement”), by and between People’s United Financial, Inc. (“People’s United”) and Suffolk Bancorp (“Suffolk”), the merger of People’s United and Suffolk (the “Merger”), in which Suffolk merged with and into People’s United, with People’s United as the surviving corporation, became effective.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Suffolk shareholders became entitled to receive 2.225 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of People’s United (“People’s United Common Stock”) for each outstanding share of common stock, par value $2.50 per share, of Suffolk (“Suffolk Common Stock”) held immediately prior to the completion of the Merger, with cash payable in lieu of any fractional shares.

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by Suffolk to purchase shares of Suffolk Common Stock, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time fully vested and was cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of Suffolk Common Stock subject to such option multiplied by (B) the excess, if any, of the Per Share Stock Consideration over the exercise price per share of Suffolk Common Stock of such option, divided by (ii) $18.088, which is the average closing-sale price of People’s United Common Stock for the five full trading days ending on the trading day immediately preceding March 31, 2017, with cash payable in lieu of any fractional shares. “Per Share Stock Consideration” means the Exchange Ratio times $18.088, which is the average closing-sale price per share of People’s United Common Stock for the five full trading days ending on the trading day immediately preceding March 31, 2017.

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each restricted share of Suffolk Common Stock granted on or prior to the date of the Merger Agreement that was outstanding immediately prior to the Effective Time fully vested and was cancelled and converted automatically into the right to receive 2.225 shares of People’s United Common Stock. At the Effective Time, subject to the terms and conditions of the Merger Agreement, each restricted share of Suffolk Common Stock granted following the date of the Merger Agreement that was outstanding immediately prior to the Effective Time was converted into the right to receive 2.225 restricted shares of People’s United Common Stock (with any fractional shares rounded to the nearest whole number of shares), which remained subject to the same terms, conditions and restrictions (including any vesting conditions) as were applicable immediately prior to the Effective Time.

Immediately following the Merger, People’s United Bank, National Association, a national bank and a wholly owned subsidiary of People’s United, merged with and into The Suffolk County National Bank of Riverhead, a national bank and a wholly owned subsidiary of Suffolk, with People’s United Bank, National Association as the surviving entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading in shares of Suffolk Common Stock on the New York Stock Exchange has been halted. As a consequence of the Merger, on March 31, 2017 Suffolk requested that a Form 25 be filed with the SEC, to request the removal of the Suffolk Common Stock from listing and registration on the New York Stock Exchange and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Suffolk intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of Suffolk Common Stock under Section 12(g) of the Exchange Act and the suspension of Suffolk’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of Suffolk immediately prior to the completion of the Merger ceased to have any rights as shareholders of Suffolk other than the right to receive the merger consideration in accordance with the Merger Agreement. The disclosure set forth in Item 2.01, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth in Item 2.01 and Item 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, Suffolk’s directors and executive officers ceased serving as directors and executive officers of Suffolk.

In addition, effective as of March 31, 2017 but subject to the occurrence of the Effective Time, Suffolk and Suffolk County National Bank entered into agreements with Howard Bluver and Christopher Hilton providing for the termination of their Change of Control Employment Agreements with Suffolk and Suffolk County National Bank in consideration for payments of $2,127,342.47 and $608,553.08, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, Suffolk’s amended certificate of incorporation and Suffolk’s amended and restated bylaws ceased to be in effect by operation of law. People’s United’s charter and bylaws in effect immediately prior to the Effective Time are the certificate of incorporation and bylaws of People’s United (as the surviving corporation in the Merger).

The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following Exhibits are submitted herewith.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between People’s United Financial, Inc. and Suffolk Bancorp, dated June 26, 2016 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Suffolk Bancorp on June 28, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc., as successor by merger to Suffolk Bancorp
(Registrant)

Date: April 3, 2017	By:	/s/ Robert E. Trautmann
(Signature)

	Name:	Robert E. Trautmann, Esq.
	Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between People’s United Financial, Inc. and Suffolk Bancorp, dated June 26, 2016 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by Suffolk Bancorp on June 28, 2016).